UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2010

Financial Engines, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1804 Embarcadero Road, Palo Alto, California		94303
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 565-4900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In November 2010, Kenneth M. Fine, the Registrant’s Executive Vice President, Marketing, adopted a stock trading plan intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, (’34 Act) and the Registrant’s insider trading policy. The trading plan provides for the exercise and sale of certain shares of the Registrant’s common stock, issuable upon exercise of options granted between 2001 and 2008, as part of Mr. Fine’s individual long-term strategy for asset diversification and liquidity. Mr. Fine has an existing stock trading plan which expires December 31, 2010. No trades begin under the terms of his new trading plan until January 2011. Subject to the terms and conditions of this plan, a brokerage firm may periodically issue instructions to exercise Mr. Fine’s stock options and sell the issued shares prior to the expiration of the plan in June 2011. At the closing price of Registrant’s common stock on November 16, 2010, up to 75,000 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

In November 2010, Christopher L. Jones, the Registrant’s Executive Vice President, Investment Management and Chief Investment Officer adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the sale of certain shares of the Registrant’s common stock, previously issued upon exercise of options granted in 1999 and restricted stock purchases in 1997, as part of Mr. Jones’ individual long-term strategy for asset diversification and liquidity. Subject to the terms and conditions of this plan, a brokerage firm may periodically sell the shares prior to the expiration of the plan in June 2011. Mr. Jones has an existing stock trading plan which expires December 31, 2010. No trades begin under the terms of his new trading plan until January 2011. At the closing price of Registrant’s common stock on November 16, 2010, up to 120,033 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

In November 2010, Jeffrey N. Maggioncalda, the Registrant’s President and Chief Executive Officer, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan consists solely of shares of the Registrant’s common stock issuable upon exercise of options granted in 2001, which would otherwise expire in 2011. Mr. Maggioncalda’s plan spreads the sale of these expiring options fairly evenly from the beginning of the year through the expiration date of each grant. The trading plan is part of Mr. Maggioncalda’s individual long-term strategy for asset diversification and liquidity. Mr. Maggioncalda has an existing stock trading plan which expires December 31, 2010. No trades begin under the terms of his new trading plan until January 2011. Subject to the terms and conditions of this plan, a brokerage firm may periodically issue instructions to exercise Mr. Maggioncalda’s stock options and sell the issued shares prior to the expiration of the plan in December 2011. At the closing price of Registrant’s common stock on November 16, 2010, up to 257,038 shares could be sold under the trading plan. Mr. Maggioncalda has also adopted trading plans for shares held in trusts for his children, over which he has dispositive power.

In November 2010, Lawrence M. Raffone, the Registrant’s Executive Vice President, Sales and Client Services, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the sale of certain shares of the Registrant’s common stock, including shares of the Registrant’s common stock issuable upon the exercise of options granted in 2001 and 2003, as part of Mr. Raffone’s individual long-term strategy for asset diversification and liquidation. Mr. Raffone has an existing stock trading plan which expires December 31, 2010. No trades begin under the terms of his new trading plan until January 2011. Subject to the terms and conditions of this plan, a brokerage firm may periodically sell the shares, including issuing instructions to exercise Mr. Raffone’s stock options and selling the issued shares, prior to the expiration of the plan in June 2011. At the closing price of Registrant’s common stock on November 16, 2010, up to 120,000 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

In November 2010, Anne S. Tuttle, the Registrant’s Executive Vice President, General Counsel and Secretary, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the exercise and sale of certain shares of the Registrant’s common stock, issuable upon exercise of options granted from 2006 to 2009, as part of Ms. Tuttle’s individual long-term strategy for asset diversification and liquidity. Ms. Tuttle has an existing stock trading plan which expires December 31, 2010. No trades begin under the terms of her new trading plan until January 2011. Subject to the terms and conditions of this plan, a brokerage firm may periodically issue instructions to exercise Ms. Tuttle’s stock options and sell the issued shares prior to the expiration of the plan in November 2011. At the closing price of Registrant’s common stock on November 16, 2010, up to 45,000 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

Most of these individuals have been with the Registrant for many years. In addition, other employees of the Registrant, as well as a member of the Registrant’s Board of Directors, have also adopted stock trading plans.

The foregoing trading plans are intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. Trading under the foregoing plans is generally based on reaching certain pre-determined minimum price conditions. In some cases, the individual has also adopted a trading plan for shares held in a trust over which the individual has dispositive power. Rule 10b5-1 allows individuals who are not in possession of material, non-public information at the time the stock trading plan is adopted to establish prearranged written plans to buy or sell a specified number of shares of a company stock. The foregoing trading plans provide for sales spread out over a set period of time with the goal of minimizing any market impact from such stock sales. Pursuant to Registrant’s insider trading policy, trading plans must be adopted at least 60 days prior to trading commencing and within approximately a month after the Registrant has publicly released earnings.

Transactions under the foregoing trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Engines, Inc.

November 19, 2010	By:	/s/ Anne S. Tuttle

Name: Anne S. Tuttle
Title: Executive Vice President, General Counsel and Secretary